UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2015 (March 26, 2015)

Tallgrass Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Exercise of Underwriters’ Option to Purchase Additional Common Units

Pursuant to the terms of the Underwriting Agreement (“Underwriting Agreement”) by and between the Partnership, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., on the other hand, as representatives of the several underwriters named in Schedule I thereto (“Underwriters”), the Underwriters provided notice on March 26, 2015 that they exercised their right to purchase an additional 1,200,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $50.82 per Common Unit. The purchase of the additional Common Units closed on March 30, 2015.

A legal opinion relating to the Common Units is included as Exhibits 5.1 to this Current Report.

Required NYSE Governance Disclosures

As required by applicable provisions of the Listing Company Manual of the New York Stock Exchange (“NYSE”), Tallgrass Energy Partners, LP (“TEP”) hereby confirms the following items:

1.	The procedure by which a director is chosen to preside at the regularly scheduled executive sessions of the non-management/independent directors is set forth in TEP’s Corporate Governance Guidelines, a copy of which can be reviewed here: http://tallgrassenergy.com/Investor%20Relations/Common_Files/Tallgrass%20Energy%20Partners%20Governance%20Guidelines%20(May%202013).pdf.

2.	The method for interested parties to communicate directly with the presiding director or non-management/independent directors as a group is set forth in TEP’s Corporate Governance Guidelines, a copy of which can be reviewed here: http://tallgrassenergy.com/Investor%20Relations/Common_Files/Tallgrass%20Energy%20Partners%20Governance%20Guidelines%20(May%202013).pdf.

3.	TEP’s audit committee charter is available on TEP’s website and can be reviewed here: http://tallgrassenergy.com/Investor%20Relations/Common_Files/TEP%20-%20Audit%20Committee%20Charter%20(July%202014%20Update).pdf.

Pursuant to the requirements in the NYSE’s Listed Company Manual, the foregoing disclosures will prospectively be included in TEP’s filings with the Securities and Exchange Commission on Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

5.1	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP

	By:	Tallgrass MLP GP, LLC, its general partner

	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

Date: March 30, 2015

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

5.1	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered.